VOYA MUTUAL FUNDS

Voya Global Bond Fund

(“Fund”)

Supplement dated March 13, 2017

to the Fund’s Class A, Class B, Class C, Class I, Class O, Class P, Class R and

Class W Prospectus, Class R6 Prospectus (each a “Prospectus” and collectively the “Prospectuses”)

and related Statement of Additional Information

each dated February 28, 2017

Effective April 3, 2017, Christine Hurtsellers will no longer serve as a portfolio manager for the Fund.

1.	Effective April 3, 2017 the Fund’s Prospectuses and Statement of Additional Information are hereby revised to remove all references to Christine Hurtsellers as a portfolio manager for the Fund.

2.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Mustafa Chowdhury	Brian Timberlake, Ph.D., CFA
Portfolio Manager (since 01/15)	Portfolio Manager (since 05/13)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE